UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC	29615
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (864) 288-2432

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the shareholders of ScanSource, Inc. (the “Company”) held on December 10, 2024, (the “Annual Meeting”), the shareholders of the Company approved the ScanSource, Inc. 2024 Omnibus Incentive Compensation Plan (the “2024 Plan”). The 2024 Plan had previously been approved by the Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board (the “Committee”).

The 2024 Plan replaces the Company’s 2021 Omnibus Incentive Compensation Plan (the “2021 Plan”), and no further awards will be granted under the 2021 Plan. Awards outstanding under the 2021 Plan will continue in accordance with their terms.

The 2024 Plan permits the grant of any or all of the following types of awards to grantees: stock options, including non-qualified options and incentive stock options (“ISOs”); stock appreciation rights (“SARs”); restricted stock; deferred stock and restricted stock units; performance units and performance shares; dividend equivalents; and other stock-based awards. Eligible grantees include employees, officers, non-employee consultants and non-employee directors of the Company and its affiliates.

Under the terms of the 2024 Plan, the maximum number of shares of the Company’s common stock available for issuance upon settlement of awards shall be 2,234,543 shares of the Company’s common stock, plus that number of shares of the Company’s common stock subject to awards granted under the 2021 Plan which become available in accordance with the provisions below after the shareholders of the Company approve the 2024 Plan. However, the total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the 2024 Plan may not exceed 2,234,543 shares. The 2024 Plan imposes limitations on the amount of participant awards that can be granted in any single calendar year; requires most awards granted under the 2024 Plan to have a minimum vesting schedule of one year; prohibits the grant of discounted stock options or SARs or the repricing of options and SARs without shareholder approval; prohibits the payment of dividend equivalents unless and until the underlying award vests; and provides express requirements on what happens upon a change in control of the Company.

The Committee, or, where applicable, the Board or the Committee’s designee will administer the 2024 Plan and approve the grant and terms of awards (consistent with the terms of the 2024 Plan). All awards granted under the 2024 Plan are subject to the Company’s standard share retention guidelines and recoupment policies in effect from time to time. The Board reserves the right to amend the 2024 Plan, subject to shareholder approval where required by applicable law.

The foregoing summary description of the 2024 Plan is qualified in its entirety by reference to the actual terms of the 2024 Plan, which are attached hereto as Exhibit 10.1 and incorporated herein by reference. For additional information regarding the 2024 Plan, please refer to “Proposal Number 4 – Approval of ScanSource, Inc. 2024 Omnibus Incentive Compensation Plan” on pages 24-32 of the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on October 25, 2024. A Form of Restricted Stock Unit Award Certificate, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference, will be used to make grants of restricted stock units pursuant to the 2024 Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 10, 2024. The Company received proxies totaling 89.5% of its issued and outstanding shares of common stock, representing 21,501,384 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 25, 2024, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of eight members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael L. Baur	20,377,276	424,253	7,432	692,423
Peter C. Browning	18,275,242	2,531,939	1,780	692,423
Frank E. Emory, Jr.	20,083,727	717,799	7,436	692,422
Charles A. Mathis	19,994,276	812,906	1,780	692,422
Vernon J. Nagel	20,070,876	730,170	7,916	692,422
Dorothy F. Ramoneda	20,086,925	711,942	10,094	692,423
Jeffrey R. Rodek	20,085,424	721,898	1,640	692,422
Elizabeth O. Temple	20,011,309	796,006	1,646	692,423

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
20,277,859	492,152	38,952	692,421

Ratification of Grant Thornton LLP as the Independent Auditors for Fiscal 2025

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2025, based on the following final voting results:

For	Against	Abstain
21,290,044	209,384	1,956

Approval of the ScanSource, Inc. 2024 Omnibus Incentive Compensation Plan

The Company’s shareholders approved the 2024 Plan, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
19,590,961	1,215,191	2,809	692,423

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	ScanSource, Inc. 2024 Omnibus Incentive Compensation Plan

10.2	Form of Restricted Stock Unit Award Certificate (Service-Based) under the ScanSource Inc. 2024 Omnibus Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ Michael L. Baur
Date: December 10, 2024	Name:	Michael L. Baur
	Title:	Chief Executive Officer